Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is made as of July 12, 2021, by and among Taoping Inc., a BVI business company (the “Company”) and each investor listed on the Schedule of Investors attached hereto (each, including its successors and assigns, an “Investor” and collectively the “Investors”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to (i) an effective Registration Statement under the Securities Act of 1933, as amended (the “Securities Act”) as to the Shares and (ii) an exemption from the registration requirements of Section 5 of the Securities Act contained in Section 4(a)(2) thereof and/or Regulation D thereunder as to the Warrants, the Company desires to issue and sell to the Investors, and each of the Investors desires to purchase from the Company certain securities of the Company, as more fully described in this Agreement, and

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Investor agree as follows:

ARTICLE 1.
DEFINITIONS

1.1. Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Section 1.1:

“Action” means any action, suit, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation pending or threatened in writing against or affecting the Company, any of the Subsidiaries and Affiliated Entities or any of their respective properties before or by any court, arbitrator, governmental or administrative agency, regulatory authority (federal, state, county, local or foreign), stock market, stock exchange or trading facility.

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 (as defined below).

“Affiliated Entities” means the entities through which the Company conducts its operations in the People’s Republic of China (the “PRC”) by way of contractual arrangements.

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York or Shenzhen, PRC are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York or Shenzhen, PRC generally are open for use by customers on such day.

“Closing Date” means the date on which the Shares were issued and delivered to the Investors after all of the closing conditions set forth in this Agreement have been either satisfied or waived. .

“Commission” means the Securities and Exchange Commission.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“GAAP” means U.S. generally accepted accounting principles.

“Governmental Body” shall mean any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; or (c) governmental or quasi-governmental authority of any nature (including any governmental or administrative division, department, agency, commission, instrumentality, official, organization, unit, body or entity) and any court or other tribunal.

“Lien” means any lien, charge, encumbrance, security interest, right of first refusal, right of participation or other restrictions of any kind.

“Material Adverse Effect” means any of (i) a material and adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material and adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company and the Subsidiaries and Affiliated Entities, taken as a whole, or (iii) an adverse impairment to the Company’s ability to perform on a timely basis its obligations under any Transaction Document.

“New York Courts” means the state and federal courts sitting in the City of New York, Borough of Manhattan.

“Ordinary Shares” means the ordinary shares of the Company of no par value each, and any securities into which such ordinary shares may hereafter be reclassified or for which it may be exchanged as a class.

“Ordinary Shares Equivalents” means any securities of the Company which entitle the holder thereof to acquire Ordinary Shares at any time, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Ordinary Shares or other securities that entitle the holder to receive, directly or indirectly, Ordinary Shares.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Principal Market” means The Nasdaq Capital Market.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

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“Prospectus” means the final prospectus filed for the Registration Statement.

“Prospectus Supplement” means the supplement to the Prospectus complying with Rule 424(b) of the Securities Act that is filed with the Commission and delivered by the Company to the Investors at the Closing.

“Registration Statement” means the effective registration statement with Commission file No. 333-229323 which registers the sale of the Shares to the Investors.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities” means the Shares, the Warrants, and the Underlying Shares.

“Shares” means an aggregate of 1,200,000 Ordinary Shares issued or issuable to the Investors at a price of $4.15 per share pursuant to this Agreement.

“Short Sales” means all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act.

“Subscription Amount” means the aggregate amount to be paid for the Unit purchased hereunder set forth opposite each Investor’s name in column (4) on the Schedule of Investors.

“Subsidiary” means any “significant subsidiary” as defined in Rule 1-02(w) of the Regulation S-X promulgated by the Commission under the Exchange Act.

“Trading Day” means, as applicable, (x) with respect to all price or trading volume determinations relating to the Ordinary Shares, any day on which the Ordinary Shares is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Ordinary Shares, then on the principal securities exchange or securities market on which the Ordinary Shares are then traded, provided that “Trading Day” shall not include any day on which the Ordinary Shares are scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Ordinary Shares are suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time) unless such day is otherwise designated as a Trading Day in writing by any Investor or (y) with respect to all determinations other than price or trading volume determinations relating to the Ordinary Shares, any day on which The New York Stock Exchange (or any successor thereto) is open for trading of securities.

“Trading Market” means whichever of the New York Stock Exchange, the NYSE American, the NASDAQ Global Select Market, the NASDAQ Global Market, the Principal Market or OTC Markets on which the Ordinary Shares are listed or quoted for trading on the date in question.

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“Transaction Documents” means this Agreement, the Warrants, all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent” means Transhare Corporation, the current transfer agent of the Company, with a mailing address of 2849 Executive Dr., Suite 200, Clearwater FL 33762, and any successor transfer agent of the Company.

“Underlying Shares” means the Ordinary Shares issued and issuable upon exercise of the Warrants.

“Unit” means a unit composed of the Shares and the Warrants.

“Warrants” means the Ordinary Shares purchase warrants, in the form of Exhibit A, issuable to the Investors at the Closing to purchase an aggregate of 360,000 Ordinary Shares at an initial exercise price of $4.56 per share.

ARTICLE 2.
PURCHASE AND SALE

2.1. Subscription for Units by the Investors. Subject to the terms and conditions set forth in this Agreement, including all of the conditions set forth in Sections 5.1 and 5.2 hereof, on the Closing Date, the Company shall issue and sell to each Investor, and each Investor severally, but not jointly, agrees to purchase from the Company such Unit, at the Subscription Amount as set forth opposite such Investor’s name in column (4) on the Schedule of Investors.

2.2. Closing. The sale of the Unit will take place in a closing (the “Closing”), subject to the satisfaction of the parties hereto of their obligations herein. The Closing shall be conducted by exchange of original documents or electronic documents following the fulfillment or waiver of the conditions to closing as set forth in Article 5 on the Closing Date.

2.3. Closing Deliveries(a) At the Closing, the Company shall deliver or cause to be delivered to each Investor the following (the “Company Deliverables”):

(i) the Shares in an amount set forth opposite such Investor’s name in column (2) on the Schedule of Investors;

(ii) the Warrants in an amount set forth opposite such Investor’s name in column (3) on the Schedule of Investors;

(iii) this Agreement duly signed by the Company; and

(iv) the Prospectus and Prospectus Supplement (which may be delivered in accordance with Rule 172 under the Securities Act).

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(b) At the Closing, each Investor shall deliver or cause to be delivered the following (collectively, the “Investor Deliverables”):

(i) this Agreement duly signed by each Investor; and

(ii) the Accredited Investor Questionnaire in the form attached as Exhibit B to this Agreement duly completed by such Investor.

No later than the fifth calendar day after the Closing Date, each Investor shall deliver the Subscription Amount, payable in United States Dollar in immediately available funds, by wire transfer to an account designated in writing by an authorized representative of the Company; provided that such Investor shall not be responsible for any delay in payment to the Company caused by banks without such Inventor’s fault as long as such Investor has timely presented to the Company a written wire confirmation from the sending bank.

ARTICLE 3.
REPRESENTATIONS AND WARRANTIES

3.1. Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to the Investors as of the date hereof and the Closing Date:

(a) Subsidiaries and Affiliated Entities. The Company has no direct or indirect Subsidiaries or Affiliated Entities other than as specified in the SEC Reports (as defined below).

(b) Organization and Qualification. The Company and each of the Subsidiaries and Affiliated Entities are duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. None of the Company, the Subsidiaries and the Affiliated Entities is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company, the Subsidiaries and Affiliated Entities is duly qualified to conduct its respective businesses and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company in connection therewith. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

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(d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company’s, any Subsidiary’s or any Affiliated Entity’s certificate or articles of incorporation, bylaws or other organizational or charter documents as in effect on the date hereof, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other instrument (evidencing a Company, Subsidiary or Affiliated Entity debt or otherwise) or other understanding to which the Company or any of the Subsidiaries and Affiliated Entities is a party or by which any property or asset of the Company or any of the Subsidiaries and Affiliated Entities is bound or affected, or (iii) result in a material violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or any of the Subsidiaries and Affiliated Entities is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or any of the Subsidiaries and Affiliated Entities is bound or affected.

(e) Filings, Consents and Approvals. Except as set forth in the SEC Reports (as defined below), the Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any United States or PRC court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) the filing with the Commission of the Prospectus Supplement, (ii) filings required by state securities laws, (iii) if required, filings with each applicable Trading Market for the issuance and sale of the Securities and the listing of the Underlying Shares for trading thereon in the time and manner required thereby, (iv) if required, the filing of a Notice of Sale of Securities on Form D with the Commission under Regulation D of the Securities Act, (v) the filings required in accordance with Section 4.4 and (vi) those that have been made or obtained prior to the date of this Agreement.

(f) Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens other than restrictions on transfer provided for in the Transaction Documents. The Underlying Shares, when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all Liens other than restrictions on transfer provided for in the Transaction Documents. The Registration Statement is effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Prospectus has been issued by the Commission and no proceedings for that purpose have been instituted or, to the knowledge of the Company, are threatened by the Commission.

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(g) Capitalization. The number of securities and type of all authorized, issued and outstanding capital stock of the Company, all Ordinary Shares reserved for issuance under the Company’s various option and incentive plans, all shares of capital stock of the Company issuable and reserved for issuance pursuant to securities exercisable for, or convertible into or exchangeable for any shares of capital stock of the Company, and all Ordinary Shares reserved for issuance pursuant to the Company’s existing contractual obligations as of the date hereof , is specified in the SEC Reports. Except as specified in the SEC Reports in connection with the Company’s variable interest entity structure, no securities of the Company are entitled to preemptive or similar rights, and no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as specified in the SEC Reports, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any Ordinary Shares, or contracts, commitments, understandings or arrangements by which the Company or any of the Subsidiaries and Affiliated Entities is or may become bound to issue additional Ordinary Shares, or securities or rights convertible or exchangeable into Ordinary Shares.

(h) SEC Reports; Financial Statements. To the best knowledge of the Company after due inquiry with its securities advisors, the Company has filed all reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the twelve (12) months preceding the date hereof (or such shorter period as the Company was required by law to file such reports) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has timely filed a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not materially misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries and Affiliated Entities as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(i) Litigation. There is no Action which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any of the Subsidiaries and Affiliated Entities, nor any director or officer thereof (in his or her capacity as such), is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending any investigation by the Commission involving the Company or any current or former director or officer of the Company (in his or her capacity as such). The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any of the Subsidiaries and Affiliated Entities under the Exchange Act or the Securities Act.

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(j) Compliance. Neither the Company nor any of the Subsidiaries and Affiliated Entities (i) is in material default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a material default by the Company or any of the Subsidiaries and Affiliated Entities under), nor has the Company or any of the Subsidiaries and Affiliated Entities received notice of a claim that it is in material default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any material court, arbitrator or Governmental Body, or (iii) is or has been in material violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to the business of the Company, the Subsidiaries and Affiliated Entities, taxes, environmental protection, occupational health and safety, product quality and safety, licensure and employment and labor matters (including social insurance and housing funds).

(k) Regulatory Permits. The Company, the Subsidiaries and Affiliated Entities possess all material certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, and neither the Company nor any of the Subsidiaries and Affiliated Entities has received any notice of proceedings relating to the revocation or modification of any such permits.

(l) Title to Assets. The Company and each of the Subsidiaries and Affiliated Entities have valid land use rights for all real property owned by them that is material to their respective businesses and good and marketable title in all personal property owned by them that is material to their respective businesses, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and each of the Subsidiaries and Affiliated Entities. Any real property and facilities held under lease by the Company and any of the Subsidiaries and Affiliated Entities are held by them under valid, subsisting and enforceable leases of which the Company and each of the Subsidiaries and Affiliated Entities are in material compliance.

(m) Material Changes; Undisclosed Events. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) neither the Company nor any of the Subsidiaries and Affiliated Entities has incurred any material liabilities (direct, indirect, contingent, or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, (v) neither the Company nor any of the Subsidiaries and Affiliated Entities has waived any material right or material debt owed to it, (vi) neither the Company nor any of the Subsidiaries and Affiliated Entities has changed or amended its certificate or articles of incorporation, bylaws or other organizational or charter documents, or change any material contract or arrangement by which the Company or any of the Subsidiaries and Affiliated Entities is bound or to which its assets or properties is subject, and (vii) the Company has not issued any equity securities to any officer, director, consultant or Affiliate of the Company or any of the Subsidiaries and Affiliated Entities, except pursuant to existing Company equity incentive plans or consulting agreements. The Company does not have pending before the Commission any request for confidential treatment of information. Neither the Company nor any of the Subsidiaries and Affiliated Entities have any liabilities or obligations required to be disclosed in the SEC Reports which are not so disclosed in the SEC Reports, other than those incurred in the ordinary course of the Company’s or any of the Subsidiaries and Affiliated Entities’ respective businesses and which, individually or in the aggregate, do not or would not reasonably be expected to have a Material Adverse Effect.

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(n) Patents and Trademarks. The Company and its Subsidiaries and Affiliated Entities have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights as described in the SEC Reports as necessary or material for use in connection with their respective businesses (collectively, the “Intellectual Property Rights”). Neither the Company nor any of the Subsidiaries and Affiliated Entities has received notice (written or otherwise) that any of the Intellectual Property Rights used by the Company or any of the Subsidiaries and Affiliated Entities violates or infringes upon the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company and its Subsidiaries and Affiliated Entities have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties.

(o) Sarbanes-Oxley; Internal Accounting Controls. Except as set forth in the SEC Reports, to the best of the Company’s knowledge, the Company and each of the Subsidiaries and Affiliated Entities are in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof and as of the applicable Closing Date.

(p) Tax Status. The Company and each of the Subsidiaries and Affiliated Entities have filed all material and necessary federal, state and foreign income and franchise tax returns and have paid or accrued all taxes shown as due thereon, and to the knowledge of the Company, the Company has no tax deficiency which has been asserted or threatened against the Company or any of the Subsidiaries and Affiliated Entities.

(q) Solvency. Based on the financial condition of the Company as of the Closing Date (and assuming that the Closing shall have occurred), (i) the Company’s fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

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(r) Private Placement. Assuming the accuracy of the Investor’s representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Warrants or the Underlying Shares by the Company to each Investor as contemplated hereby.

(s) Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Units, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(t) No General Solicitation. Neither the Company nor any Person acting on behalf of the Company has offered or sold any of the Warrants and the Underlying Shares by any form of general solicitation or general advertising.

(u) Listing and Maintenance Requirements. The Ordinary Shares are registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to, or which to the knowledge of the Company is likely to have the effect of, terminating the registration of the Ordinary Shares under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. Except as specifically disclosed in the SEC Reports, the Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Ordinary Shares are or have been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market.

(v) Money Laundering. The Company and each of the Subsidiaries and Affiliated Entities are in compliance with, and have not previously violated, the USA Patriot Act of 2001 and all other applicable U.S. and non-U.S. anti-money laundering laws and regulations, including, without limitation, the laws, regulations and Executive Orders and sanctions programs administered by the U.S. Office of Foreign Assets Control, including, but not limited, to (i) Executive Order 13224 of September 23, 2001 entitled, “Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism” (66 Fed. Reg. 49079 (2001)); and (ii) any regulations contained in 31 CFR, Subtitle B, Chapter V.

(w) No Disqualification Events. With respect to the Warrants and the Underlying Shares to be offered and sold hereunder in reliance on Rule 506 under the Securities Act, none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Investor a copy of any disclosures provided thereunder.

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(x) Application of Takeover Protections. The Company has taken all necessary action in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s memorandum and articles of association or the British Virgin Islands laws that is or could become applicable to the Investors as a result of the Investors and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Securities and the Investors’ ownership of the Securities.

(y) No Integrated Offering. Assuming the accuracy of the Investors’ representations and warranties set forth in Section 3.2, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of (i) the Securities Act which would require the registration of any such securities under the Securities Act, or (ii) any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

(z) No Additional Agreements. The Company does not have any agreement or understanding with any Investor with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

(aa) Disclosure. The Company confirms that neither it nor any Person acting on its behalf has provided any Investor or its respective agents or counsel with any information that the Company believes constitutes material, non-public information concerning the Company, the Subsidiaries and Affiliated Entities or their respective businesses, except insofar as the existence and terms of the proposed transactions contemplated hereunder may constitute such information. The Company understands and confirms that the Investor will rely on the foregoing representations and covenants in effecting transactions in securities of the Company. All disclosure provided to the Investors regarding the Company, each of the Subsidiaries and Affiliated Entities or their respective businesses and the transactions contemplated hereby, furnished by or on behalf of the Company (including the Company’s representations and warranties set forth in this Agreement) are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

Each Investor acknowledges and agrees that the Company has not made nor makes any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.1.

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3.2. Representations and Warranties of the Investor. Each Investor, severally and not jointly, represents and warrants to the Company as of the date hereof and the Closing Date:

(a) Organization; Authority. Investor is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of Investor. Each Transaction Document to which it is a party has been duly executed by Investor, and when delivered by Investor in accordance with the terms hereof, will constitute the valid and legally binding obligation of Investor, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) Investment Intent. Investor understands that the Warrants and the Underlying Shares are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting Investor’s right to sell the Securities in compliance with applicable federal and state securities laws). Investor is acquiring the Securities hereunder in the ordinary course of its business.

(c) Investor Status. Investor is not a registered broker-dealer under Section 15 of the Exchange Act. Investor, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Investor is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment. At the time Investor was offered the Securities, it was, and as of the date hereof it is, and on each date on which it exercises any Warrant it will be an “accredited investor” as defined in Rule 501(a) under the Securities Act. Investor has completed and executed the Accredited Investor Questionnaire attached as Exhibit B to this Agreement.

(d) Access to Information. Investor acknowledges that it has reviewed the SEC Reports and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and each of the Subsidiaries and Affiliated Entities and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Investor or its representatives or counsel shall modify, amend or affect such Investor’s right to rely on the truth, accuracy and completeness of the SEC Reports and the Company’s representations and warranties contained in the Transaction Documents.

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(e) General Solicitation. Investor is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(f) No Conflicts. The execution, delivery and performance by Investor of any Transaction Document and the consummation by such Investor of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of such Investor, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Investor is a party or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Investor, except, in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Investor to perform its obligations hereunder.

(g) Certain Trading Activities. Investor has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Investor, engaged in any transactions in the securities of the Company (including, without limitations, any Short Sales involving the Company’s securities) since the time that Investor was first contacted by the Company regarding an investment in the Company. Investor covenants that neither it nor any Person acting on its behalf or pursuant to any understanding with it will engage in any transactions in the securities of the Company (including Short Sales) prior to the time that the transactions contemplated by this Agreement are publicly disclosed.

(h) Rule 144. Investor understands that the Warrants and the Underlying Shares must be held indefinitely unless such securities are registered under the Securities Act or an exemption from registration is available. Investor acknowledges that it is familiar with Rule 144 and that such Investor has been advised that Rule 144 permits resales only under certain circumstances. Investor understands that to the extent that Rule 144 is not available, such Investor will be unable to sell any Warrant or the Underlying Shares without either registration under the Securities Act or the existence of another exemption from such registration requirement.

(i) No Group. Other than affiliates of such Investor who are also Investors under this Agreement, such Investor is not under common control with or acting in concert with any other Investor and is not part of a “group” for purposes of the Exchange Act.

(j) Residency. Such Investor is a resident of that jurisdiction specified below its address under such Investor’s name on the signature pages hereof.

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(k) General. Investor understands that the Warrants and the Underlying Shares are being offered and sold in reliance on a transactional exemption from the registration requirements of federal and state securities laws and the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Investor set forth herein in order to determine the applicability of such exemptions and the suitability of such Investor to acquire the Warrants and the Underlying Shares. Investor understands that no United States federal or state agency or any Governmental Body has passed upon or made any recommendation or endorsement of such securities.

The Company acknowledges and agrees that Investors have not made or do not make any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2.

ARTICLE 4.
OTHER AGREEMENTS OF THE PARTIES

4.1. (a) The Warrants and the Underlying Shares may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of the Warrants and the Underlying Shares other than pursuant to an effective registration statement, to the Company, to an Affiliate of an Investor or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company or a written confirmation, the form and substance of which shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Warrant or Underlying Shares under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights and obligations of such Investor under this Agreement.

(b) The Investors agree to the imprinting, so long as is required by this Section 4.1, of a legend on any of the Warrants and the Underlying Shares in the following form:

[NEITHER] THIS SECURITY [NOR THE SECURITIES INTO WHICH THIS SECURITY IS [EXERCISABLE]] HAS [NOT] BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY [AND THE SECURITIES ISSUABLE UPON [EXERCISE] OF THIS SECURITY] MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

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The Company acknowledges and agrees that an Investor may, from time to time pledge, pursuant to a bona fide margin agreement with a registered broker-dealer or grant, a security interest in some or all of the Warrants or the Underlying Shares to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and, if required under the terms of such arrangement, such Investor may transfer pledged or secured Warrants or Underlying Shares to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel or written confirmation of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the Investor’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of the Warrants or the Underlying Shares may reasonably request in connection with a pledge or transfer of the Warrants or the Underlying Shares.

(c) Certificates evidencing the Underlying Shares shall not contain any legend (including the legend set forth in Section 4.1(b) hereof): (i) following any sale of such Underlying Shares pursuant to Rule 144, or (ii) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company shall cause counsel to issue a legal opinion to be delivered to the Transfer Agent, at the cost of the Company, promptly after any of the events described in (i)-(ii) in the preceding sentence if required by the Transfer Agent to effect the removal of the legend hereunder. If all or any portion of Warrants is exercised at a time when such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission), then such Underlying Shares shall be issued free of all legends.

4.2. Furnishing of Information. As long as any Investor owns any Warrant or Underlying Shares, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. As long as any Investor owns any Warrant or Underlying Shares, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Investors and make publicly available in accordance with Rule 144(c) such information as is required for the Investors to sell the Underlying Shares under Rule 144.

4.3. Integration. The Company shall not, and shall use its best efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Warrant or the Underlying Shares to the Investors, or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market in a manner that would require shareholder approval of the sale of the Securities to the Investors.

4.4. Securities Laws Disclosure; Publicity. On or before 9:30 a.m., New York time, on or before the second (2nd) Business Day after the date of this Agreement, the Company shall publicly disclose the material terms of the transactions contemplated hereby to the extent required by the Exchange Act. The Company covenants that following such disclosure, no Investor shall be in possession of any material, non-public information with respect to the Company or any of the Subsidiaries and Affiliated Entities.

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4.5. Indemnification of Investors. The Company will indemnify and hold each Investor and its directors, officers, shareholders, partners, members, affiliates, employees and agents (each, an “Investor Party”) harmless from any and all direct and indirect losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation in respect thereof (collectively, “Losses”) that any such Investor Party may suffer or incur as a result of or relating to any misrepresentation, breach or inaccuracy of any representation, warranty, covenant or agreement made by any of the Company in any Transaction Document. In addition to the indemnity contained herein, the Company will reimburse each Investor Party for its reasonable legal and other expenses (including the cost of any investigation, preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred.

4.6. Non-Public Information. The Company covenants and agrees that neither it nor any other Person acting on its behalf will provide each Investor or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Investor shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Investor shall be relying on the foregoing representations in effecting transactions in securities of the Company.

4.7. Reservation of Ordinary Shares. So long as any of the Warrants remain outstanding, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than 100% of the maximum number of Ordinary Shares issuable upon exercise of all the Warrants then outstanding.

4.8. Use of Proceeds. The Company will use the proceeds from the sale of the Units as described in the Prospectus Supplement.

4.9. Right of First Refusal. The Company grants each Investor the right of first refusal for a period of twelve (12) months from the date hereof, for any and all future private equity offerings of the Company. The Company shall provide written notice to each Investor with the terms of such offering and if any Investor fails to accept in writing any such proposal within five (5) Business Days after receipt of such written notice, then such Investor will have no claim or right with respect to any such offering(s).

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ARTICLE 5.
CONDITIONS PRECEDENT TO CLOSING

5.1. Conditions Precedent to the Obligations of the Investors to Purchase the Unit. The obligation of each Investor to acquire the Unit at the Closing is subject to the satisfaction or waiver by such Investor, at or before the Closing, of each of the following conditions:

(a) Representations and Warranties. The representations and warranties of the Company contained herein (a) that are not qualified by materiality, Material Adverse Effect or a similar materiality qualifier shall be true and correct in all material respects both when made and on the Closing Date with the same force and effect as if made as of the Closing Date, (b) that are qualified by materiality, Material Adverse Effect or a similar materiality qualifier shall be true and correct in all respects both when made and on the Closing Date with the same force and effect as if made as of the Closing Date, other than such representations and warranties that expressly speak only as of a specific date or time, which shall be true and correct as of such specified date or time, (c) that the Company remains eligible to register the issuance of the Shares using Form S-3 promulgated under the Securities Act and there are sufficient Ordinary Shares registered and reserved under the Registration Statement for the purpose of issuance of all the Shares, (d) that on or prior to the Closing Date, the Shares shall be freely tradable pursuant to an effective Prospectus and the Prospectus Supplement, (e) that the Shares upon delivery will have no restrictive legend, and (f) that the Shares will be delivered to and registered in the name of the Investors on the Closing Date.

(b) Performance. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing;

(c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents;

(d) No Suspensions of Trading in Ordinary Shares; Listing. Trading in the Ordinary Shares shall not have been suspended by the Commission, any Trading Market or any Governmental Body (except for any suspensions of trading of not more than one Trading Day solely to permit dissemination of material information regarding the Company) at any time since the date of execution of this Agreement, the Ordinary Shares shall have been at all times since such date listed for trading on a Trading Market, and the Company shall not have received notice of any delisting or removal from trading on any Trading Market except as otherwise disclosed prior to the date hereof in SEC Reports;

(e) Adverse Changes. Since the date of execution of this Agreement, no event or series of events shall have occurred that reasonably could have or result in a Material Adverse Effect or a material adverse change with respect to the Company; and

(f) Company Deliverables. The Company shall have delivered the Company Deliverables in accordance with Section 2.3(a).

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5.2. Conditions Precedent to the Obligations of the Company to Sell the Unit. The obligation of the Company to sell and issue the Unit to each Investor at the Closing is subject to the satisfaction or waiver by the Company, at or before the Closing, of each of the following conditions:

(a) Representations and Warranties. The representations and warranties of the Investors contained herein (a) that are not qualified by materiality, Material Adverse Effect or a similar materiality qualifier shall be true and correct in all material respects both when made and on the Closing Date with the same force and effect as if made as of the Closing Date and (b) that are qualified by materiality, Material Adverse Effect or a similar materiality qualifier shall be true and correct in all respects both when made and on the Closing Date with the same force and effect as if made as of the Closing Date, other than such representations and warranties that expressly speak only as of a specific date or time, which shall be true and correct as of such specified date or time, and (c) that on the Closing Date, the payment of Subscription Amount will be made via wire transfer to an account designated in writing by an authorized representative of the Company.

(b) Performance. Each Investor shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Investor at or prior to the Closing;

(c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents; and

(d) Investor Deliverables. Each Investor shall have delivered its Investor Deliverables in accordance with Section 2.3(b).

ARTICLE 6.
MISCELLANEOUS

6.1. Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of the Transaction Documents.

6.2. Termination. This Agreement may be terminated by any Investor or the Company by written notice to the other party, if the Closing has not been consummated on or before August 15, 2021; provided, however, that such termination will not affect the right of any party to sue for any breach by any other party.

6.3. Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

6.4. Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via (i) facsimile (provided the sender receives a machine-generated confirmation of successful transmission) at the facsimile number specified in this Section or (ii) electronic mail (i.e., Email) prior to 5:30 p.m. (New York City time) on a Business Day, (b) the next Business Day after the date of transmission, if such notice or communication is delivered via (i) facsimile at the facsimile number specified in this Section or (ii) electronic mail (i.e., Email) on a day that is not a Business Day or later than 5:30 p.m. (New York City time) on any Business Day, or (c) the Business Day following the date of mailing, if sent by U.S. or PRC nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given, if sent by any means other than facsimile or Email transmission. The address for such notices and communications shall be as follows:

If to the Company:	Taoping Inc.
21st Floor, Everbright Bank Building
Zhuzilin, Futian District
Shenzhen, Guangdong 518040
People’s Republic of China
Attn.: President
Facsimile: 86-755-8370-9333
E-mail: ir@taoping.cn

If to any Investor:	To the address set forth under such Investor’s name on the signature pages hereof;

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

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6.5. Amendments; Waivers; No Additional Consideration. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Investors, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

6.6. Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents.

6.7. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Investor. Any Investor may assign any or all of its rights under this Agreement to any Person to whom such Investor assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the “Investor.”

6.8. No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.5.

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6.9. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the New York Courts. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence a Proceeding to enforce any provisions of a Transaction Document, then the prevailing party in such Proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

6.10. Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Units, until the second anniversary of the date hereof. The covenants contained herein shall survive the Closing until they are satisfied in full.

6.11. Execution. This Agreement may be executed and delivered (including by facsimile transmission and electronic mail attaching a portable document file (.pdf)) in one or more counterparts and all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or electronic mail attachment, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or electronic mail attached signature page were an original thereof.

6.12. Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

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6.13. Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Investors and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

6.14. Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

6.15. Liquidated Damages. If an Investor fails to make the full payment of its Subscription Amount within ten (10) Business Days after the Closing Date but cures such deficiency no later than 30 calendar days following the Closing Date, such Investor shall pay to the Company an amount in cash, as partial liquidated damages and not as a penalty, equal to one thousandth (0.1%) of the Subscription Amount of such Investor per calendar day until the date the full payment of such Subscription Amount is received by the Company (the “Liquidated Damages”). If an Investor fails to make the full payment of the Subscription Amount within thirty (30) calendar days following the Closing Date, in addition to the Liquidated Damages set forth in the immediately preceding sentence, such Investor shall be deemed to be in default and be liable for any and all losses, damages, liabilities, costs (including, without limitation, reasonable costs of Company attorneys’ fees) and expenses caused by such default.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

TAOPING INC.

By:
Name:	Jianghuai Lin
Title:	Chief Executive Officer

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGE FOR INVESTORS FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR
________________________________________________
Name:
Tax ID No. (if any):__________________________________

ADDRESS FOR NOTICE

c/o:_____________________________________________
Street: ___________________________________________
City/State/Country/Zip:______________________________
Attention:________________________________________
Email:____________________________________________
Tel:_____________________________________________
Fax:_____________________________________________

DELIVERY INSTRUCTIONS
(if different from above)

c/o:_____________________________________________
Street:___________________________________________
City/State/Country/Zip:______________________________
Attention:________________________________________
Tel:_____________________________________________